THE FAIRMONT FUND

Financial Statements
Year Ended December 31, 1995
with Report of Independent Auditors

Comments from Morton H. Sachs, Chairman

No doubt about it -- 1995 was a banner year for the stock market. The combination of lower interest rates and unflagging corporate profits made for a great year. The Fairmont Fund closed the year up 27.92%. Overweighting the portfolio with regional bank stocks proved fortuitous as lower rates and continued consolidation buoyed the group. Otherwise, performance was tied more to the success of individual stock selections than to any broad themes.

In characteristic fashion, our portfolio continues to be populated with a diverse group of stocks that have been selected for their individual potential. Most often they are stocks that have exhibited technical weakness and are now poised for significant appreciation. If we believe a company is fundamentally sound and that the causes of its recent weakness have passed, we think it
merits a closer look.   Since we tend to steer away from Wall Street's
favorites, our performance may not coincide with the major indexes. Nonetheless, it is a strategy that has worked well for us in the past and we believe will continue to do so in 1996.

On a different note, we used up the last of our tax loss carryforwards and expect to continue a policy of annual dividend payments. At year-end, we declared a capital gain distribution of $3.76 per share.



        FIVE YEAR COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     IN THE FAIRMONT FUND AND THE S&P 500


             FAIRMONT FUND     S&P 500
1990             10,000        10,000

1991             14,056        13,040

1992             16,029        14,032

1993             18,524        15,444

1994             19,870        15,646

1995             25,418        21,520


    Past performance is not predictive of future performance.

         TEN YEAR COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     IN THE FAIRMONT FUND AND THE S&P 500


              FAIRMONT FUND    S&P 500
1985             10,000        10,000

1986             11,405        11,862

1987             10,519        12,487

1988             10,847        14,555

1989             11,589        19,159

1990              9,024        18,563

1991             12,685        24,207

1992             14,465        26,047

1993             16,716        28,668

1994             17,932        29,043

1995             22,938        39,949


    Past performance is not predictive of future performance.





                   FAIRMONT FUND AVERAGE ANNUAL TOTAL RETURN

                            1 year         27.92%

                            5 year         20.51%

                            10 year         8.66%


                          INDEPENDENT AUDITOR'S REPORT


To the Shareholders and
Board of Directors:
Fairmont Fund

We have audited the accompanying statement of assets and liabilities of Fairmont Fund, including the schedule of investments, as of December 31, 1995, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of materials misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fairmont Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


/s/
McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
January 16, 1996

                              FINANCIAL STATEMENTS

The Fairmont Fund
Statement of Assets and Liabilities
December 31, 1995

ASSETS
INVESTMENTS IN SECURITIES, At Value (Note 2)
 Common stocks (Cost $23,492,129)                     $27,735,586
 Bank repurchase agreement                                674,000
                                                      -----------
  Total investments in securities                                    $28,409,586

CASH                                                                       1,495

RECEIVABLES
 Investment securities sold                             2,200,449
 Dividends                                                 13,900
 Interest                                                     298
                                                      -----------
  Total receivables                                                    2,214,647
                                                                     -----------
   Total assets                                                       30,625,728

LIABILITIES
PAYABLES
 Investment securities purchased                      $ 2,250,178
 Distributions to shareholders (Note 4)                   141,060
 Management fee (Note 3)                                   39,769
 Shares redeemed                                            3,140
 Other                                                        580
                                                      -----------
  Total liabilities                                                    2,434,727
                                                                     -----------
NET ASSETS                                                           $28,191,001


NET ASSETS CONSIST OF
 Capital stock (1,043,270 shares outstanding) (Note 8)               $24,505,746
 Accumulated net realized losses on investments (Note 6)               ( 558,202)
 Net unrealized appreciation on investments (Note 5)                   4,243,457
                                                                     -----------
NET ASSETS                                                           $28,191,001


NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 ($28,191,001 divided by 1,043,270 shares)                           $     27.02

The Fairmont Fund
Statement of Operations
Year Ended December 31, 1995

INVESTMENT INCOME (Note 2)

 Dividends                                                          $   220,482
 Interest                                                                51,438
 Other                                                                   13,750
                                                                    -----------
  Total investment income                                               285,670

EXPENSES
 Management fee (Note 3)                                                421,935
                                                                    -----------
   Net investment loss                                                 (136,265)


NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS (Note 2)

 Net realized gains from investment transactions                      3,460,455

 Net change in unrealized appreciation on investments                 2,774,041

  Net realized and unrealized gains on investments                    6,234,496
                                                                    -----------
   Net increase in net assets resulting from operations             $ 6,098,231

The Fairmont Fund
Statement of Changes in Net Assets
Years Ended December 31, 1995 and December 31, 1994

                                            1995                     1994
FROM OPERATIONS

 Net investment loss                    $  (136,265)              $  (168,798)
 Net realized gains on investments        3,460,455                 3,196,379
 Net change in unrealized
  appreciation on investments             2,774,041                (1,742,141)

 Net increase in net assets
  resulting from operations               6,098,231                 1,285,440


DISTRIBUTIONS TO SHAREHOLDERS (Note 4)

 Distributions from net realized
 gains on investments                    (3,458,598)                        0

FROM CAPITAL SHARE
TRANSACTIONS (Note 8)           Shares                   Shares
 Proceeds from sale of
 shares                        106,454     2,870,723    278,757     6,824,928

 Shares issued in reinvest
 ment of distributions         122,781     3,317,538          0             0

 Payments for shares
 redeemed                     (108,307)   (2,831,640)  (198,262)   (4,799,611)

 Net increase or decrease
 in net assets from capital
 share transactions            120,928     3,356,621     80,495     2,025,317

  Net increase in net assets               5,996,254                3,310,757

NET ASSETS

 Beginning of year                        22,194,747               18,883,990

 End of period                           $28,191,001              $22,194,747

Schedule of Investments
December 31, 1995

Investments in Securities
Common Stocks (Shares)                                    Value         Percent
Automobile Insurance
   50,000  Integon Corporation                         $1,031,250         3.66%

Banking
   55,000  Center Financial Corporation                   962,500
   20,000  Imperial Bancorp (a)                           480,000
   70,000  North Fork Bancorporation, Inc.              1,767,500
   75,000  Riggs National Corporation (a)                 975,000
   75,000  UST Corporation                              1,087,500
                                                        5,272,500        18.70
Business Services
  125,000  Butler International, Inc. (a)                 671,875
  100,000  Employee Solutions, Inc. (a)                 3,400,000
   30,000  Kelly Services, Inc. Class A                   832,500
                                                        4,904,375        17.40
Casualty Insurance
   65,000  USF&G Company                                1,096,875         3.89

Computer and Computer Equipment Manufacturers
  110,000  Gandalf Technologies, Inc. (a)               1,870,000
   10,000  Silicon Graphics, Inc. (a)                     275,000
  100,000  Tandem Computers, Inc. (a)                   1,062,500
                                                        3,207,500        11.38
Dental Products
   50,000  Sullivan Dental Products, Inc.                 475,000         1.69

Electrical Apparatus
   65,000  American Power Conversion Corp(a)              617,500         2.19

Electromedical Apparatus
  250,000  Imatron, Inc. (a)                              500,000         1.77

Grain Mill Products
   10,000  International Multifoods Corporation           201,250         0.71

Health Care Management
  100,000  Staff Builders, Inc. (a)                       293,750         1.04

Life Insurance
   65,000  John Alden Financial Corporation             1,356,875
   10,000  Life Re Corporation                            250,000
   55,000  Pioneer Financial Services, Inc.             1,017,500
                                                        2,624,375         9.31

Oil and Gas Exploration
   40,000  Oryx Energy Company (a)                        535,000         1.90

Paper Products

   10,000  Tambrands, Inc.                                477,500          1.69

Pharmaceuticals
  250,000  Pharmos Corporation (a)                        367,188
   18,750  Pharmos Corp Warrants Exp. 9/15/00(a)(b)         5,273
   30,000  Sandoz Ltd. ADR                              1,376,250
                                                        1,748,711          6.20
Savings Institutions
   25,000  Interwest Bancorp, Inc.                        509,375
   45,000  St. Paul Bancorp, Inc.                       1,147,500
                                                        1,656,875          5.88
Shoes
   55,000  Timberland Company (a)                       1,093,125          3.88

Transportation
  200,000  Greyhound Lines Inc. (a)                       862,500          3.06

Wholesale Groceries
   50,000  International Dairy Queen, Cl A (a)          1,137,500          4.04

Total Common Stocks (Cost $23,492,129)                 27,735,586         98.39

Bank Repurchase Agreement
With Star Bank NA of Cincinnati, issued 12/29/95
due 1/2/96, fully collateralized by Government
National Mortgage Association, 6.00% due 5/22/22
(Cost $674,000)                                           674,000          2.39

Total Investments (Cost $24,166,129)                   28,409,586        100.78

Other Assets Less Liabilities                            (218,585)        (0.78)

Net Assets                                            $28,191,001        100.00%

(a)  Common stocks which did not declare a dividend in 1995.
(b) There are restrictions on these warrants which will limit The Fund's ability to convert them to stock until September 14, 1996.

The Fairmont Fund
Financial Highlights

(For a Share Outstanding Throughout Each Period)

    Years Ended
                                 Dec        Dec        Dec        Dec        Dec
                                  31         31         31         31         31
                                 1995       1994       1993       1992       1991
Net Asset Value,
 Beginning of Period           $ 24.06      22.43      19.41      17.02      12.17

Income From Investment
 Operations
Net Investment Income             (.08)      (.16)      (.14)      (.17)       .09
Net Gains or Losses on
 Securities (both realized
   and unrealized)                6.80       1.79       3.16       2.56       4.85
  Total From Investment
    Operations                    6.72       1.63       3.02       2.39       4.94

 Less Distributions
 Dividends (from net
   investment income)              .00        .00        .00        .00        .09
 Distributions (from
   capital gains)                 3.76        .00        .00        .00        .00
 Returns of Capital                .00        .00        .00        .00        .00
  Total Distributions             3.76        .00        .00        .00        .09

Net Asset Value, End
  of Period                    $ 27.02      24.06      22.43      19.41      17.02

Total Return                     27.92%      7.27%     15.56%     14.04%     40.56%

Ratios/Supplemental Data
Net Assets, End of
  Period (in 000s)             $28,191     22,195     18,884     16,788     17,385
Ratio of Expenses to
  Average Net Assets              1.70%      1.74%      1.78%      1.79%      1.79%
Ratio of Net Income to
  Average Net Assets              (.55)%     (.79)%     (.66)%     (.85)%      .51%
Portfolio Turnover Rate           2.47       2.75       1.55       1.32       1.15

The Fairmont Fund
Notes to Financial Statements
December 31, 1995

(1) Organization

 The Fairmont Fund (The Fund) is a no-load, diversified series of The Fairmont Fund Trust (The Trust), which is a Kentucky Business Trust and an open-end investment company registered under the Investment Company Act of 1940. The Fund was established under a declaration of trust dated December 29, 1980 and began offering its shares publicly on September 2, 1981.


(2) Summary of Significant Accounting Policies

 (a) Valuation of Investment Securities - Purchases and sales of securities are recorded on a trade date basis. Portfolio securities which are traded on stock exchanges or in the over-the-counter markets are valued at the last sale price as of 4:00 P.M. Eastern time on the day the securities are being valued or, lacking any sales, at the mean between the closing bid and asked prices. Fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

 (b) Gains and Losses on Investment Securities - Gains and losses from sales of investments are calculated on the "identified cost" method. Upon disposition of a portion of the investment in a particular security, it is The Fund's general practice to first select for sale those securities which qualify for long-term capital gain or loss treatment for tax purposes.

 (c) Repurchase Agreements - The Fund may acquire repurchase agreements from banks or security dealers (the Seller) which the Board of Trustees and the Adviser have determined creditworthy. The Seller of the repurchase agreement is required to maintain the value of collateral at not less than the repurchase price, including accrued interest. Securities pledged as collateral for repurchase agreements are held by The Fund's custodian in the Federal Reserve/Treasury book-entry system.

 (d) Capital Shares - The Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder's check or wire and application in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder's written request in proper form.

(3) Investment Advisory Agreement, Commissions and Related Party Transactions

 The Investment Advisory Agreement (the Agreement) provides that The Sachs Company (the Adviser) will pay all of The Trust's operating expenses, including fees to disinterested trustees, but excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Adviser also pays The Fund's officers' salaries. Under the terms of the Agreement, The Fund pays the Adviser a fee at the rate of 2% of the first $10,000,000 of average daily net assets, 1-1/2% of the next $20,000,000, and 1% of the average daily net assets over $30,000,000. The management fee is accrued daily and paid monthly. The Adviser received management fees of $421,935 for the year ended December 31, 1995.

 Morton H. Sachs, a trustee of The Fund, is the president and sole shareholder of the Adviser. The Adviser, as a registered broker-dealer of securities, effected substantially all of the investment portfolio transactions for The Fund. For this service the Adviser received commissions of $393,234 for the year ended December 31, 1995.

 Certain officers and/or Trustees of The Fund are officers of the Adviser.

(4) Distributions to Shareholders

The following is a summary of distributions to shareholders for the year ended December 31, 1995. No distributions were declared for the year ended December 31, 1994.

 Period      Date         Paid                                   Per Share
 Ended      Declared     In Cash     Reinvested    Total          Amount
12/31/95    12/29/95     $141,060    $3,317,538    $3,458,598      $3.76

(5)  Investments

For the year ended December 31, 1995, the cost of purchases and proceeds from sales of investments, other than temporary cash investments, were $60,325,933 and $59,103,278, respectively.

Following is information regarding unrealized appreciation (depreciation) and aggregate cost of securities based upon federal income tax cost at December 31, 1995:

   Tax Cost
Aggregate gross unrealized appreciation for
 all securities with value in excess of cost       $ 4,965,190

Aggregate gross unrealized depreciation for
 all securities with cost in excess of value        (1,279,935)

Net unrealized appreciation                        $ 3,685,255

Aggregate cost of securities                       $24,050,331

(6) Income Taxes

It is The Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute substantially all of its income to shareholders. Therefore no tax provision is required. The accumulated net realized loss is due only to temporary timing differences caused by wash sales and does not represent a capital loss carryforward for income tax purposes.

(7) There are no reportable financial instruments which have any off-balance sheet risk as of December 31, 1995.

(8) At December 31, 1995 an indefinite number of capital shares (no par value) were authorized, and paid-in capital amounted to $24,505,746. Transactions in capital shares were as follows:

           Shares sold                     229,235
           Shares redeemed                (108,307)
           Net increase                    120,928
           Shares outstanding:
           Beginning of period             922,342
           Ending of period              1,043,270

(9) In accordance with SOP 93-2, The Fund has recorded a reclassification in the capital accounts. As of December 31, 1995, The Fund recorded permanent book/tax differences of $(136,265) from undistributed net investment income to paid in capital. This reclassification has no impact on the net asset value of The Fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder.